Exhibit 23.2


	       CONSENT OF INDEPENDENT ACCOUNTANTS


	  We hereby consent to the incorporation by reference in this registration statement of our reports dated February 8, 1994 included in Chris-Craft Industries,
Inc.'s Form 10-K for the year ended December 31, 1993.



				   PRICE WATERHOUSE


New York, New York
July 27, 1994






ACS30050.ASC